Part I.  Financial Information
  Item 1.  Financial Statements
AMERICA FIRST TAX EXEMPT MORTGAGE FUND 2 LIMITED PARTNERSHIP
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

                                                                                             June 30, 1996       Dec. 31, 1995
                                                                                             --------------      --------------
Assets
 Cash and temporary cash investments, at cost which
  approximates market value (Note 4)                                                         $   2,479,350       $   1,912,560
 Investment in tax-exempt mortgage bonds, at estimated fair value (Note 5)                      31,566,526          31,566,526
 Investment in real estate, net of accumulated depreciation
  (and valuation allowance for 1995) (Note 6)                                                   27,303,956          25,890,570
 Interest receivable                                                                               183,321             196,601
 Other assets                                                                                      229,995              64,192
                                                                                             --------------      --------------
                                                                                             $  61,763,148       $  59,630,449
                                                                                             ==============      ==============
Liabilities and Partners' Capital
 Liabilities
  Accounts payable (Note 8)                                                                  $     808,900       $     683,013
  Bonds payable (Note 7)                                                                         2,750,000                -
  Distribution payable (Note 3)                                                                    331,163             331,163
                                                                                             --------------      --------------
                                                                                                 3,890,063           1,014,176
                                                                                             --------------      --------------
 Partners' Capital
  General Partner                                                                                    5,957               7,553
  Beneficial Unit Certificate Holders
  ($11.03 per BUC in 1996 and $11.17 in 1995)                                                   57,867,128          58,608,720
                                                                                             --------------      --------------
                                                                                                57,873,085          58,616,273
                                                                                             --------------      --------------
                                                                                             $  61,763,148       $  59,630,449
                                                                                             ==============      ==============
The accompanying notes are an integral part of the consolidated financial statements.

AMERICA FIRST TAX EXEMPT MORTGAGE FUND 2 LIMITED PARTNERSHIP
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

                                                           For the             For the         For the Six         For the Six
                                                     Quarter Ended       Quarter Ended        Months Ended        Months Ended
                                                     June 30, 1996       June 30, 1995       June 30, 1996       June 30, 1995
                                                    ---------------     ---------------     ---------------     ---------------
Income
 Mortgage bond investment income                    $      521,648      $      495,122      $    1,116,553      $    1,188,459
 Rental income                                           1,422,169           1,270,900           2,719,570           2,525,429
 Interest income on temporary cash investments              13,507              13,879              24,570              26,484
                                                    ---------------     ---------------     ---------------     ---------------
                                                         1,957,324           1,779,901           3,860,693           3,740,372
                                                    ---------------     ---------------     ---------------     ---------------
Expenses
 General and administrative expenses (Note 8)              305,960             185,351             535,041             376,404
 Real estate operating expenses                            750,550             434,141           1,467,956           1,033,754
 Depreciation                                              275,451             299,373             583,543             596,758
 Interest expense                                           30,362                -                 30,362                -
                                                    ---------------     ---------------     ---------------     ---------------
                                                         1,362,323             918,865           2,616,902           2,006,916
                                                    ---------------     ---------------     ---------------     ---------------
Net income                                          $      595,001      $      861,036      $    1,243,791      $    1,733,456
                                                    ===============     ===============     ===============     ===============
Net income allocated to:
 General Partner                                    $        8,704      $       11,604      $       18,273      $       23,302
 BUC Holders                                               586,297             849,432           1,225,518           1,710,154
                                                    ---------------     ---------------     ---------------     ---------------
                                                    $      595,001      $      861,036      $    1,243,791      $    1,733,456
                                                    ===============     ===============     ===============     ===============
Net income per BUC                                  $          .11      $          .16      $          .23      $          .32
                                                    ===============     ===============     ===============     ===============

AMERICA FIRST TAX EXEMPT MORTGAGE FUND 2 LIMITED PARTNERSHIP
CONSOLIDATED STATEMENT OF PARTNERS' CAPITAL
FOR THE SIX MONTHS ENDED JUNE 30, 1996
(UNAUDITED)

                                                                                           Beneficial Unit
                                                                             General           Certificate
                                                                             Partner               Holders               Total
                                                                     ----------------     ----------------     ----------------
Partners' Capital (excluding net unrealized holding losses):
Balance at December 31, 1995                                         $         7,553      $    67,357,194      $    67,364,747
Net income                                                                    18,273            1,225,518            1,243,791
Cash distributions paid or accrued (Note 3)
 Income                                                                      (19,869)          (1,383,567)          (1,403,436)
 Return of capital                                                               -               (583,543)            (583,543)
                                                                     ----------------     ----------------     ----------------
                                                                               5,957           66,615,602           66,621,559
                                                                     ----------------     ----------------     ----------------
Net unrealized holding losses:
Balance at December 31, 1995 and June 30, 1996                                  -              (8,748,474)          (8,748,474)
                                                                     ----------------     ----------------     ----------------
Balance at June 30, 1996                                             $         5,957      $    57,867,128      $    57,873,085
                                                                     ================     ================     ================

The accompanying notes are an integral part of the consolidated financial statements.

AMERICA FIRST TAX EXEMPT MORTGAGE FUND 2 LIMITED PARTNERSHIP
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

                                                                                               For the Six         For the Six
                                                                                              Months Ended        Months Ended
                                                                                             June 30, 1996       June 30, 1995
                                                                                            ---------------     ---------------
Cash flows from operating activities
 Net income                                                                                 $    1,243,791      $    1,733,456
  Adjustments to reconcile net income to net cash
   provided by operating activities
    Depreciation                                                                                   583,543             596,758
    Decrease in interest receivable                                                                 13,280              48,077
    Increase in other assets                                                                       (27,700)            (13,547)
    Increase (decrease) in accounts payable                                                        125,887             (14,956)
                                                                                            ---------------     ---------------
 Net cash provided by operating activities                                                       1,938,801           2,349,788
                                                                                            ---------------     ---------------
Cash flows from investing activities
 Real estate capital improvements                                                                  (82,331)            (65,884)
 Acquisition of real estate                                                                     (1,914,598)               -
                                                                                            ---------------     ---------------
 Net cash used in investing activities                                                          (1,996,929)            (65,884)
                                                                                            ---------------     ---------------
Cash flows from financing activities
 Distributions paid                                                                             (1,986,979)         (1,986,979)
 Proceeds from issuance of tax-exempt refunding bonds                                            2,750,000                -
 Bond issuance costs paid                                                                         (138,103)               -
                                                                                            ---------------     ---------------
 Net cash provided by (used in) financing activities                                               624,918          (1,986,979)
                                                                                            ---------------     ---------------
Net increase in cash and temporary cash investments                                                566,790             296,925
Cash and temporary cash investments at beginning of period                                       1,912,560           1,969,975
                                                                                            ---------------     ---------------
Cash and temporary cash investments at end of period                                        $    2,479,350      $    2,266,900
                                                                                            ===============     ===============
The accompanying notes are an integral part of the consolidated financial statements.

AMERICA FIRST TAX EXEMPT MORTGAGE FUND 2 LIMITED PARTNERSHIP
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 1996
(UNAUDITED)

1. Organization

America First Tax Exempt Mortgage Fund 2 Limited Partnership (the Partnership) was formed on September 30, 1986, under the Delaware Revised Uniform Limited Partnership Act for the purpose of acquiring a portfolio of federally tax-exempt mortgage bonds collateralized by income-producing real estate, including multifamily residential apartments and commercial properties. The Partnership will terminate on December 31, 2016, unless terminated earlier under the provisions of the Partnership Agreement. The General Partner of the Partnership is America First Capital Associates Limited Partnership Four (AFCA
4).

2. Summary of Significant Accounting Policies

 A) Financial Statement Presentation
    The consolidated financial statements include the accounts of the Partnership and its subsidiary, Park at Fifty Eight Limited Partnership, which owns The Park at Fifty Eight Apartments. All significant intercompany transactions and accounts have been eliminated in consolidation.

    The consolidated financial statements of the Partnership are prepared without audit on the accrual basis of accounting in accordance with generally accepted accounting principles. The consolidated financial statements should be read in conjunction with the financial statements and notes thereto included in the Partnership's Annual Report on Form 10-K for the year ended December 31, 1995. In the opinion of management, all normal and recurring adjustments necessary to present fairly the financial position at June 30, 1996, and results of operations for all periods presented have been made.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 B) Investment in Tax-Exempt Mortgage Bonds
    The Partnership adopted Statement of Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities" (FAS
    115) as of January 1, 1994. FAS 115 requires that investment securities be classified as held-to-maturity, available-for-sale, or trading. Under FAS 115, investments classified as available-for-sale are reported at fair value with any unrealized gains or losses excluded from earnings and reflected as a separate component of partners' capital. Subsequent increases and decreases in the net unrealized gain/loss on the available-for-sale securities are reflected as adjustments to the carrying value of the portfolio and adjustments to the component of partners' capital. The Partnership does not have investment securities classified as held-to-maturity or trading. Unrealized losses of $8,748,474 on tax-exempt mortgage bonds previously recognized through income were reclassified to a separate component of partners' capital with the adoption of FAS 115. There was no additional impact resulting from adoption since the bonds had already been reduced to estimated fair value.

    The carrying value of tax-exempt mortgage bonds is periodically reviewed and adjusted when there are significant changes in the estimated net realizable value of the underlying collateral.

    Accrual of mortgage bond investment income is excluded from income when, in the opinion of management, collection of related interest is doubtful. This interest is recognized as income when it is received.

AMERICA FIRST TAX EXEMPT MORTGAGE FUND 2 LIMITED PARTNERSHIP
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 1996
(UNAUDITED)

 C) Investment in Real Estate
    The Partnership's investment in real estate consists of property acquired through foreclosure or deed in lieu of foreclosure and other real estate acquired. For periods prior to January 1, 1996, property acquired through foreclosure or deed in lieu of foreclosure was recorded at the lower of the unpaid bond balance or estimated net realizable value at the date of acquisition. Other real estate acquired was recorded at cost. A valuation allowance was established for declines in the estimated net realizable value subsequent to acquisition.

    On January 1, 1996, the Partnership adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" (FAS 121). Among other things, FAS 121 requires that long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or circumstances indicate that the carrying value of an asset may not be recoverable. As a result of adopting FAS 121, the Partnership wrote down the carrying value of each impaired property to estimated net realizable value thus eliminating the valuation allowance on real estate acquired. The carrying value of each property will be periodically reviewed and adjustments will be made to the carrying value when there are declines in the estimated net realizable value.

    Depreciation of real estate is based on the estimated useful life of the property (27-1/2 years on multifamily residential apartments or 31-1/2 years on The Exchange at Palm Bay) using the straight-line method. Depreciation of real estate improvements on The Exchange at Palm Bay is based on the term of the related tenant lease using the straight-line method. Subsequent to January 1, 1996, depreciation is calculated based on the adjusted carrying value of the properties.

    The adoption of FAS 121 did not have a material impact on the financial statements.

 D) Income Taxes
    No provision has been made for income taxes since Beneficial Unit Certificate (BUC) Holders are required to report their share of the Partnership's taxable income for federal and state income tax purposes.

 E) Temporary Cash Investments
    Temporary cash investments are invested in federally tax-exempt securities purchased with an original maturity of three months or less.

 F) Net Income per BUC
    Net income per BUC has been calculated based on the number of BUCs outstanding (5,245,623) for all periods presented.

3. Partnership Income, Expenses and Cash Distributions

The Partnership Agreement contains provisions for the distribution of Net Interest Income and Net Residual Proceeds and for the allocation of income and expenses for tax purposes among AFCA 4 and BUC Holders.

Cash distributions included in the financial statements represent the actual cash distributions made during each period and the cash distributions accrued at the end of each period.

4. Partnership Reserve Account

The Partnership maintains a reserve account which totaled $1,712,530 at June 30, 1996. The reserve account was established to maintain working capital for the Partnership and is available to supplement distributions to investors or for any other contingencies related to the ownership of the mortgage bonds, real estate acquired and the operation of the Partnership.

AMERICA FIRST TAX EXEMPT MORTGAGE FUND 2 LIMITED PARTNERSHIP
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 1996
(UNAUDITED)

5. Investment in Tax-Exempt Mortgage Bonds

Descriptions of the tax-exempt mortgage bonds owned by the Partnership at June 30, 1996, are as follows:

                                                                                                     Base
                                                                         Number      Maturity    Interest            Carrying
  Property Name                               Location                 of Units   	      Date        Rate(1)           Amount
  ----------------------------------          --------------------     --------   -------------   --------    -----------------
  Performing:
   Jackson Park Place                         Fresno, CA                  296          09/01/11       8.5%    $      8,760,000
                                                                                                              -----------------
  Nonperforming:(2)
   Jefferson Place                            Olathe, KS                  352          12/01/10       8.5%          12,800,000
   Avalon Ridge                               Renton, WA                  356          09/01/11       8.5%          18,755,000
                                                                                                              -----------------
                                                                                                                    31,555,000
                                                                                                              -----------------
                                                                                                                    40,315,000
  Unrealized holding losses                                                                                         (8,748,474)
                                                                                                              -----------------
  Balance at June 30, 1996                                                                                    $     31,566,526
                                                                                                              =================

(1) In addition to the base interest rate shown, the bonds bear additional contingent interest as defined in each revenue note which, when combined with the interest shown, is limited to a cumulative, noncompounded amount not greater than 13% per annum. The Partnership did not receive any additional contingent interest in 1996.

(2) Nonperforming bonds are bonds which are not fully current as to interest payments. The amount of foregone interest on nonperforming bonds for 1996 was $596,835 ($335,046 for the quarter ended June 30, 1996).

6. Investment in Real Estate

The Partnership's investment in real estate is comprised of the following at June 30, 1996:

                                                                                                 Building
                                                               Number                                 and             Carrying
  Property Name                        Location               of Units   	         Land      Improvements               Amount
  ---------------------------------    --------------------   --------     -------------   ---------------    -----------------
  Covey at Fox Valley                  Aurora, IL                216       $  1,320,000    $   10,028,338     $     11,348,338
  The Exchange at Palm Bay             Palm Bay, FL           72,002(1)       1,150,318         3,222,792            4,373,110
  The Park at Fifty Eight(2)           Chattanooga, TN           196            231,113         4,122,226            4,353,339
  Shelby Heights                       Bristol, TN               100            175,000         2,952,847            3,127,847
  Coral Point                          Mesa, AZ                  336          2,240,000         8,960,000           11,200,000
                                                                                                              -----------------
                                                                                                                    34,402,634
  Less accumulated depreciation                                                                                     (7,098,678)
                                                                                                              -----------------
  Balance at June 30, 1996                                                                                    $     27,303,956
                                                                                                              =================

(1)  Represents square feet.

(2) Property is owned by Park at Fifty Eight Limited Partnership and consists of Phase II (96 units acquired through foreclosure) and Phase I (100 units purchased on May 16, 1996 for $1,914,598) (See Note 7).

AMERICA FIRST TAX EXEMPT MORTGAGE FUND 2 LIMITED PARTNERSHIP
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 1996
(UNAUDITED)

7.  Bonds Payable

On May 16, 1996, Park at 58 Limited Partnership received proceeds of $2,750,000 through the offering of multifamily housing revenue refunding bonds on The Park at Fifty Eight. The bonds were rated "A" by Standard and Poor's Corporation and bear interest at an effective rate of 6.65%. The bonds have a 25-year maturity with annual principal payments ranging from $50,000 to $210,000 due each March. Accrued interest is payable semi-annually in March and September. The bonds are collateralized by The Park at Fifty Eight.

8.	 Transactions with Related Parties

Substantially all of the Partnership's general and administrative expenses are paid by AFCA 4 or an affiliate and reimbursed by the Partnership. The amount of such expenses reimbursed to AFCA 4 during 1996 was $487,870 ($214,109 for the quarter ended June 30, 1996). The reimbursed expenses are presented on a cash basis and do not reflect accruals made at quarter end. AFCA 4 or an affiliate also paid $41,056 ($13,756 for the quarter ended June 30, 1996) in capitalized costs during 1996 which were reimbursed by the Partnership. The capitalized costs were incurred in connection with the offering of multifamily housing revenue refunding bonds described in Note 7.

AFCA 4 received from property owners administrative fees of $39,308 ($8,760 for the quarter ended June 30, 1996) in 1996. Since these fees are not Partnership expenses, they have not been reflected in the accompanying financial statements. Pursuant to the Limited Partnership Agreement, AFCA 4 is entitled to an administrative fee from the Partnership in the event the Partnership becomes the equity owner of a property by reason of foreclosure. The amount of such fees paid to AFCA 4 during 1995 was $113,100 ($56,550 for the quarter ended June 30, 1996).

The general partner of the property partnership which owns Jefferson Place is principally owned by an employee of an affiliate of AFCA 4. Such employee has a nominal interest in the affiliate. AFCA 4 and an affiliated mortgage fund also own small interests in the general partner. The general partner has a nominal interest in the property partnership's profits, losses and cash flow which is subordinate to the interest of the Partnership and the mortgage bond. The general partner did not receive cash distributions from the partnership in 1996.

An affiliate of AFCA 4 was retained to provide property management services for Covey at Fox Valley, The Park at Fifty Eight, Shelby Heights, Coral Point, Jefferson Place and Avalon Ridge. The fees for services provided represent the lower of (i) costs incurred in providing management of the property, or
(ii) customary fees for such services determined on a competitive basis and amounted to $207,884 ($105,875 for the quarter ended June 30, 1996) in 1996.

9.  Proposed Merger

On March 28, 1996, the Partnership entered into a Merger Agreement with America First Apartment Investors, L.P. (Apartment Investors) a newly formed Delaware limited partnership of which AFCA 4 is the general partner. Under the Merger Agreement, Apartment Investors will be the surviving limited partnership and will acquire all assets and liabilities of the Partnership. BUC Holders in the Partnership will become BUC Holders in Apartment Investors and will receive one BUC of Apartment Investors for each BUC they hold in the Partnership as of the record date to be established for the merger. Among other things, the merger is conditioned upon the approval of the holders of a majority of the BUCs in the Partnership.

10.  Restatement

The tax-exempt mortgage bonds were previously accounted for as loans.
However, the bonds are considered debt securities under FAS 115, which was effective January 1, 1994. Accordingly, the 1995 financial statements have been restated to properly present the bonds as debt securities. The only effect of the restatement was to segregate the $8,748,474 of unrealized losses as a separate component of partners' capital. There was no effect on the carrying value of the bonds, total assets, total partners' capital or net income.